EXHIBIT A


                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock or Series B Preferred Stock of PeoplePC, Inc. and that this agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.


                              Page 42 of 46 Pages
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         IN WITNESS WHEREOF, each of the undersigned hereby executes this
Agreement as of January 23, 2002.

                                         SOFTBANK CAPITAL PARTNERS LP
                                         By: SOFTBANK CAPITAL PARTNERS
                                             LLC, General Partner

                                         By: /s/ Ronald D. Fisher
                                            -----------------------------------
                                            Name:  Ronald D. Fisher
                                            Title: Managing Director


                                         SOFTBANK CAPITAL LP
                                         By: SOFTBANK CAPITAL PARTNERS LLC,
                                             its General Partner

                                         By: /s/ Ronald D. Fisher
                                            -----------------------------------
                                            Name:  Ronald D. Fisher
                                            Title: Managing Director


                                         SOFTBANK CAPITAL PARTNERS LLC

                                         By: /s/ Ronald D. Fisher
                                            -----------------------------------
                                            Name:  Ronald D. Fisher
                                            Title: Managing Director


                                         SOFTBANK CAPITAL PARTNERS
                                         INVESTMENT INC.

                                         By: /s/ Ronald D. Fisher
                                            -----------------------------------
                                            Name:  Ronald D. Fisher
                                            Title: President


                                         RONALD D. FISHER

                                             /s/ Ronald D. Fisher
                                            -----------------------------------
                                            Name:  Ronald D. Fisher


                              Page 43 of 46 Pages

                                         CHARLES R. LAX

                                            /s/ Charles R. Lax
                                            -----------------------------------
                                            Name:  Charles R. Lax


                                         SOFTBANK TECHNOLOGY VENTURES IV LP
                                         By: STV IV LLC, its General Partner

                                         By: /s/ Greg R. Prow
                                             ----------------------------------
                                             Name:  Greg R. Prow
                                             Title: Chief Operating Officer


                                         STV IV LLC


                                         By: /s/ Greg R. Prow
                                             ----------------------------------
                                             Name:  Greg R. Prow
                                             Title: Chief Operating Officer


                                         E. SCOTT RUSSELL


                                         By: /s/ Greg R. Prow
                                            -----------------------------------
                                            Name:  Greg R. Prow
                                            Title: Attorney-in-Fact


                                         BRADLEY A. FELD


                                         By: /s/ Greg R. Prow
                                            -----------------------------------
                                            Name:  Greg R. Prow
                                            Title: Attorney-in-Fact


                                         GARY E. RIESCHEL


                                         By: /s/ Greg R. Prow
                                            -----------------------------------
                                            Name:  Greg R. Prow
                                            Title: Attorney-in-Fact


                              Page 44 of 46 Pages

                                         JO ANN HEIDI ROIZEN


                                         By: /s/ Greg R. Prow
                                            -----------------------------------
                                            Name:  Greg R. Prow
                                            Title: Attorney-in-Fact


                                         D. REX GOLDING


                                         By: /s/ Greg R. Prow
                                            -----------------------------------
                                            Name:  Greg R. Prow
                                            Title: Attorney-in-Fact


                                         SOFTBANK HOLDINGS INC.


                                         By: /s/ Stephen A. Grant
                                            -----------------------------------
                                            Name:  Stephen A. Grant
                                            Title: Secretary


                                         SOFTBANK CORP.


                                         By: /s/ Stephen A. Grant
                                            -----------------------------------
                                            Name:  Stephen A. Grant
                                            Title: Attorney-in-Fact


                                         MASAYOSHI SON


                                         By: /s/ Stephen A. Grant
                                            -----------------------------------
                                            Name:  Stephen A. Grant
                                            Title: Attorney-in-Fact




                              Page 45 of 46 Pages

                                         SB HOLDINGS (EUROPE) LTD.


                                         By: /s/ Steven J. Murray
                                            -----------------------------------
                                            Name:  Steven J. Murray
                                            Title: Director






                              Page 46 of 46 Pages